                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 1, 2004

                       LONE STAR STEAKHOUSE & SALOON, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          0-19907                48-1109495
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

   224 East Douglas, Suite 700, Wichita, KS                       67202
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  (Address of principal executive offices)                      (zip code)

       Registrant's telephone number, including area code: (316) 264-8899
                                                           --------------

                                Not applicable.
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

      |_|   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

      |_|   Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure Of Directors Or Principal Officers; Election Of Directors;
            Appointment Of Principal Officers.
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            On September 1, 2004, Randy Pierce,  the Chief Financial  Officer of
Lone Star  Steakhouse & Saloon,  Inc.  (the  "Company"),  retired from full time employment  with the Company.  John D. White,  56, the Company's  Executive Vice
President,  Treasurer, Director and former Chief Financial Officer has agreed to assume the title of Chief  Financial  Officer  while the Company  searches for a permanent replacement for Mr. Pierce.

            Mr. White was the Chief  Financial  Officer of the Company from 1992 to 1999.  Prior to joining the  Company,  Mr.  White was employed as Senior Vice
President of Finance for Coulter Enterprises,  Inc. Prior to that, Mr. White was a principal  of Arthur  Young & Company and taught  management  development  and computer auditing seminars in their National Training Program.  Mr. White earned a BBA in accounting  from Wichita State  University in 1970 and is a graduate of the Stanford Executive Program.

            Mr.  White  does not have any family  relationships  with any of the directors,  executive officers, or any people nominated or chosen by the Company to become a director or executive officer.

            Mr. White is not a party to any  transactions  listed in Item 404(a)
of Regulation S-K.

            For  additional  information,  reference is made to a press  release filed by the Company on August 25,  2004,  which is  attached  hereto as Exhibit
99.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
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       (c)    Exhibits

       Exhibit No.     Exhibits
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         99.1          Press Release dated August 25, 2004.

                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LONE STAR STEAKHOUSE & SALOON,
                                             INC.

Dated: September 1, 2004                     By:    /s/ Gerald T. Aaron
                                                    -------------------------
                                             Name:  Gerald T. Aaron
                                             Title: Senior Vice President